       _________________________________________________________________



                              UNOCAL CORPORATION
                                   As Issuer

                                      and

                             THE BANK OF NEW YORK
                                  As Trustee

                        ______________________________

               6 1/4% Convertible Junior Subordinated Debentures

                        ______________________________

                         First Supplemental Indenture

                        ______________________________


                           Dated as of       , 1996

                        ______________________________



       _________________________________________________________________

                               TABLE OF CONTENTS

                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.1    Definition of Terms.......................................1
     SECTION 2.1    Designation and Principal Amount..........................9
     SECTION 2.2    Maturity..................................................9
     SECTION 2.3    Form and Payment..........................................9
     SECTION 2.4    Global Debenture.........................................10
     SECTION 2.5    Interest.................................................10

                                  ARTICLE III
                    REDEMPTION OF THE CONVERTIBLE DEBENTURES

     SECTION 3.1    Special Event Redemption.................................11
     SECTION 3.2    Optional Redemption by Company...........................12
     SECTION 3.3    Redemption of Less Than All Convertible Debentures.......13
     SECTION 3.4    No Sinking Fund..........................................13

                                  ARTICLE IV
                     EXTENSION OF INTEREST PAYMENT PERIOD

     SECTION 4.1    Extension of Interest Payment Period.....................13
     SECTION 4.2    Notice of Extension......................................14
     SECTION 4.3    Limitation of Transactions...............................15

                                   ARTICLE V
                                   EXPENSES

     SECTION 5.1    Payment of Expenses......................................15
     SECTION 5.2    Payment Upon Resignation or Removal......................16

                                  ARTICLE VI
                                   COVENANTS

     SECTION 6.1    Covenants as to the Trust................................16
     SECTION 6.2    Listing or Quotation of Convertible Debentures...........16

                                  ARTICLE VII
                     CONVERSION OF CONVERTIBLE DEBENTURES

     SECTION 7.1    Conversion Rights........................................17
     SECTION 7.2    Conversion Procedures....................................17
     SECTION 7.3    Certain Conversion Price Adjustments.....................19
     SECTION 7.4    Merger, Consolidation, or Sale of Assets.................23

     SECTION 7.5    Spinoff..................................................25
     SECTION 7.6    Notice of Adjustments of Conversion Price................28
     SECTION 7.7    Prior Notice of Certain Events...........................29
     SECTION 7.8    Certain Plans, Rights or Securities......................30
     SECTION 7.9    Preferred Stock Purchase Rights..........................30
     SECTION 7.10   Special Provisions Regarding Adjustment of Conversion
                    Price or Other Provisions................................31
     SECTION 7.11   Certain Additional Rights................................32
     SECTION 7.12   Trustee Not Responsible for Determining Conversion
                    Price or Adjustments.....................................32

                                 ARTICLE VIII
                               EVENTS OF DEFAULT

     SECTION 8.1    Events of Default........................................33

                                   ARTICLE IX
                         FORM OF CONVERTIBLE DEBENTURE

     SECTION 9.1    Form of Convertible Debenture............................33

                                   ARTICLE X
                    ORIGINAL ISSUE OF CONVERTIBLE DEBENTURES

     SECTION 10.1   Original Issue of Convertible Debentures.................33

                                   ARTICLE XI
                                 MISCELLANEOUS

     SECTION 11.1   Ratification of Base Indenture; Supplemental Indenture
                    Controls.................................................34
     SECTION 11.2   Trustee Not Responsible for Recitals.....................34
     SECTION 11.3   Governing Law............................................34
     SECTION 11.4   Separability.............................................34
     SECTION 11.5   Counterparts.............................................34

ANNEX I   FORM OF CONVERTIBLE DEBENTURE

          THIS FIRST SUPPLEMENTAL INDENTURE, dated as of _________, 1996 (the "Supplemental Indenture"), is between Unocal Corporation, a Delaware corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee").


                                   RECITALS

          WHEREAS, the Company has executed and delivered the Base Indenture (as defined herein) to the Trustee to provide for the issuance of the Company's Securities from time to time in one or more series as might be determined by the Company under the Base Indenture, in an unlimited aggregate principal amount as may be authenticated and delivered as provided in the Base Indenture;

          WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 6 1/4% Convertible Junior Subordinated Debentures (the "Convertible Debentures"), the form and substance of such Convertible Debentures and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture;

          WHEREAS, Unocal Capital Trust, a Delaware statutory business trust (the "Trust"), intends to issue up to $__________ aggregate liquidation amount of its 6 1/4% Trust Convertible Preferred Securities (the "Trust Convertible Preferred Securities") and up to $____________ aggregate liquidation amount of its 6 1/4% Common Securities (the "Trust Common Securities" and, together with the Trust Convertible Preferred Securities, the "Trust Securities"), representing undivided beneficial interests in the assets of the Trust; and

          WHEREAS, the Trust proposes to issue Trust Securities to the Company in exchange for Convertible Debentures in an aggregate principal amount equal to the aggregate liquidation amount of the Trust Securities issued:

          NOW, THEREFORE, in consideration of the issuance to the Company of Trust Securities by the Trust and the acceptance of the Convertible Debentures in exchange therefor by the Trust, and for the purpose of setting forth, as provided in the Base Indenture, the form and substance of the Convertible Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1      Definition of Terms.
                 -------------------

          For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:


          (a) unless otherwise defined herein, the capitalized terms used herein that are defined in the Base Indenture have the same meanings when used in this Supplemental Indenture;

          (b) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

          (c) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (d) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (e) a reference to a Section or Article (or subdivision thereof) or the Recitals is to a Section or Article (or subdivision thereof) or the Recitals of this Supplemental Indenture;

          (f) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

          (g) headings are for convenience of reference only and do not affect interpretation;

          (h) the following terms have the meanings given to them in the Rights Agreement: (i) Distribution Date; (ii) 15% Ownership Date; and (iii)
Section 13(a) Event;

          (i) the terms defined as follows shall have the meanings assigned to them as follows:

          "Additional Interest" has the meaning specified in Section 2.5(c).
           -------------------

          "Administrative Action" means a judicial decision, official
           ---------------------
administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations.

          "Applicable Price" means (i) in the event of a Non-Stock Fundamental
           ----------------
Change in which the holders of Common Stock receive only cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the Closing Prices of the Common Stock for the 10 Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such cash, securities, property or other assets.

          "Average Stock Price" shall mean the average of the Closing Prices of
           -------------------
the Common Stock for the 10 Trading Days immediately prior to the "ex" dividend or distribution date of the Common Stock, or absent such a date, the 10 Trading Days immediately prior to the

Spinoff Distribution Date; provided, however, that if the Spinoff Fair Value is computed with respect to Closing Prices of Spinoff Company Stock following the Spinoff Distribution Date, the Average Stock Price shall be calculated as the average of the sums of the Closing Prices of the Common Stock and the Spinoff Company Stock for the 10 Trading Days immediately following the Spinoff Distribution Date.

          "Base Indenture" means that Indenture dated as of even date hereof
           --------------
between the Company and the Trustee, as it may be amended, restated, supplemented and/or modified from time to time.

          "Business Day" means any day other than a Saturday, Sunday, or any
           ------------
other day on which banking institutions in New York, New York or Los Angeles, California are permitted or required by any applicable law to close.

          "Clearing Agency" means an organization registered as a "Clearing
           ---------------
Agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation, that is acting as depositary for the Convertible Debentures and in whose name or in the name of a nominee of that organization shall be registered a Global Debenture and which shall undertake to effect book entry transfers and pledges of the Convertible Debentures. The initial Clearing Agency shall be the Depository Trust Company.

          "Closing Price" of any common stock on any day shall mean the last
           -------------
reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such common stock, in each case on the New York Stock Exchange composite tape or, if the common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange or quotation system on which such common stock is listed or quoted or admitted to trading, or, if not listed or quoted or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such common stock as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

          "Common Security Certificate" means a definitive certificate in fully
           ---------------------------
registered form representing a Trust Common Security substantially in the form of Exhibit A-2 to the Declaration.

          "Common Stock" means shares of the common stock, $1.00 par value, of
           ------------
the Company.

          "Common Stock Fundamental Change" means any Fundamental Change in
           -------------------------------
which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by the holders of Common Stock consists of common stock that, for the 10 Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted or approved for quotation subject to notice of issuance on the Nasdaq National Market System; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental

Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Convertible Debentures continue to exist as outstanding Convertible Debentures, or (ii) not later than the occurrence of such Fundamental Change, the outstanding Convertible Debentures are converted into or exchanged for convertible debentures of a corporation succeeding to the business of the Company, which convertible debentures have terms substantially similar to those of the Convertible Debentures as determined in good faith by the Board of Directors.

          "Company" has the meaning specified in the first paragraph hereof.
           -------

          "Compounded Interest" has the meaning specified in Section 4.1.
           -------------------

          "Conversion Agent" means the Institutional Trustee acting as
           ----------------
Conversion Agent for a Holder.

          "Conversion Date" has the meaning specified in Section 7.2(b).
           ---------------

          "Conversion Notice" has the meaning specified in Section 7.2(a).
           -----------------

          "Conversion Price" means $______ as of the date of this Supplemental
           ----------------
Indenture, as may be adjusted from time to time as set forth in Article VII.

          "Convertible Debentures" has the meaning specified in the Recitals.
           ----------------------

          "Convertible Preferred Security Certificate" means a certificate
           ------------------------------------------
representing a Trust Convertible Preferred Security substantially in the form of Exhibit A-1 to the Declaration.

          "Coupon Rate" has the meaning specified in Section 2.5.
           -----------

          "Current Market Price" means, on any date in question, the average of
           --------------------
the Closing Prices of such common stock for the 10 Trading Day period ending on the earlier of the day in question and, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to Section 7.3, the Board of Directors may make such adjustments to the Closing Prices during such 10 Trading Day period as it deems appropriate to effectuate the intent of the adjustments in Section 7.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this definition, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which such common stock trades regular way on the New York Stock Exchange or, if not listed on the New York Stock Exchange, on any securities exchange where such common stock may be listed or in the relevant market from which the Closing Prices were obtained, without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer means the first date on which such common stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

          "Declaration" means the Amended and Restated Declaration of Trust of
           -----------
the Trust, dated as of _______________, 1996, as it may be amended, restated, supplemented and/or modified from time to time.

          "Deferred Interest" has the meaning specified in Section 4.1.
           -----------------

          "Delaware Trustee" means the Delaware Trustee, if any, of the Trust.
           ----------------

          "Dissolution Event" means that, as a result of the occurrence and
           -----------------
continuation of a Special Event, the Trust is to be dissolved in accordance with the Declaration, and the Convertible Debentures held by the Institutional Trustee are to be distributed to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

          "Dissolution Tax Opinion" means an opinion of independent tax counsel
           -----------------------
experienced in such matters to the effect that on or after _______________, 1996, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, (b) any Administrative Action or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification or change is made known, which amendment, clarification, or change is effective or such pronouncement or
decision is announced, in each case, on or after,                , 1996, there
is more than an insubstantial risk that (i) the Trust is or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Convertible Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges, or (iii) interest payable in cash by the Company to the Trust on the Convertible Debentures (other than interest attributable to the Trust Common Securities) is not, or within 90 days of the date thereof will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes; provided, however, that such an opinion shall not be deemed to be a "Dissolution Tax Opinion" if the change in tax law that requires the Company for United States federal income tax purposes to defer taking a deduction for any OID that accrues with respect to the Convertible Debentures until the interest payment related to such OID is paid by the Company in cash, provided such change in tax law does not create more than an insubstantial risk that the Company will be prevented from taking a deduction for OID accruing with respect to the Convertible Debentures as of a date that is no later than the date the interest payment related to such OID is actually paid by the Company in cash.

          "Distribution" means a distribution to the holders of Trust Securities
           ------------
of the amount of any interest (including Compounded Interest and Additional Interest), premium and/or principal paid on the Convertible Debentures.

          "Expiration Time" has the meaning specified in Section 7.3(e).
           ---------------

          "Extended Interest Payment Period" has the meaning specified in
           --------------------------------
Section 4.1.

          "Fundamental Change" means the occurrence of any transaction or event
           ------------------
or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or shall constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of any such series of transactions or events, for purposes of adjustment of the Conversion Price, a Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall have been exchanged for, converted into or acquired for, or constitute solely the right to receive, such cash, securities, property or other assets, but the adjustment shall be based upon the consideration that the holders of Common Stock received in the transaction or event as a result of which more than 50% of the Common Stock outstanding shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

          "Global Debenture" has the meaning specified in Section 2.4.
           ----------------

          "Guarantee" means that Preferred Securities Guarantee Agreement dated
           ---------
as of even date hereof between the Company and the Preferred Guarantee Trustee (as defined therein) for the benefit of the holders of Trust Convertible Preferred Securities.

          "Interest Payment Date" has the meaning specified in Section 2.5.
           ---------------------

          "Investment Company Event" means that the Regular Trustees shall have
           ------------------------
received an opinion of independent counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulations by any legislative body, court, governmental agency or regulatory authority on or after _______________________, 1996, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.

          "Institutional Trustee" means the Institutional Trustee of the Trust.
           ---------------------

          "Junior Securities" shall mean (i) shares of any stock of any class of
           -----------------
the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Convertible Debentures are so subordinated as provided in Article XI.

          "Maturity Date" means the date on which the Convertible Debentures
           -------------
mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Compounded Interest and Additional Interest, if any.

          "Ministerial Action" has the meaning specified in Section 3.1.
           ------------------

          "New Convertible Debentures" has the meaning specified in Section
           --------------------------
7.5(a).

          "90-Day Period" has the meaning specified in Section 3.1.
           -------------

          "Non Book-Entry Convertible Preferred Securities" has the meaning
           -----------------------------------------------
specified in Section 2.4.

          "Non-Stock Fundamental Change" means any Fundamental Change other than
           ----------------------------
a Common Stock Fundamental Change.

          "No Recognition Opinion" means an opinion of independent tax counsel
           ----------------------
experienced in such matters (which opinion may rely on published revenue rulings of the Internal Revenue Service) to the effect that the holders of the Trust Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of Convertible Debentures.

          "OID" means original issue discount.
           ---

          "Optional Redemption Price" has the meaning specified in Section 3.2.
           -------------------------

          "Principal Amount of One Convertible Debenture" means $50 as of the
           ---------------------------------------------
date of this Supplemental Indenture, as may be adjusted from time to time as set forth in Section 7.5.

          "Purchased Shares" has the meaning specified in Section 7.3(e).
           ----------------

          "Purchaser Stock Price" means, with respect to any Common Stock
           ---------------------
Fundamental Change, the average of the Closing Prices for one share of the common stock received by holders of Common Stock in such Common Stock Fundamental Change for the 10 Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such record date, the date upon which the holders of Common Stock shall have the right to receive such common stock.

          "Redemption Tax Opinion" means an opinion of independent tax counsel
           ----------------------
experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Company would be precluded from deducting the interest on the Convertible Debentures for United States federal income tax purposes even after the Convertible Debentures were distributed to the holders of Trust Securities in liquidation of such holders' interests in the Trust as described in the Declaration.

          "Reference Date" has the meaning specified in Section 7.3(c).
           --------------

          "Reference Market Price" initially means $_______, and, in the event
           ----------------------
of any adjustment to the Conversion Price other than as a result of a Fundamental Change or a Spinoff, the amount as adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment of the Conversion Price shall always be the same as the ratio of $_____ to the initial Conversion Price of $_____.

          "Regular Record Date" has the meaning specified in Section 2.5(a).
           -------------------

          "Regular Trustee" means the Regular Trustee of the Trust.
           ---------------

          "Rights" has the meaning specified in Section 7.9.
           ------

          "Rights Agreement" shall mean that certain Rights Agreement dated as
           ----------------
or January 29, 1990 by and between the Company and the Rights Agent (as defined therein).

          "Rights Expiration Date" shall mean the "Expiration Date" as defined
           ----------------------
in the Rights Agreement.

          "Rights Record Date" has the meaning specified in Section 7.3.
           ------------------

          "Rights Redemption Date" shall mean the "Redemption Date" as defined
           ----------------------
in the Rights Agreement.

          "Series A Stock" has the meaning specified in Section 7.9(b).
           --------------

          "Special Event" means a Tax Event or an Investment Company Event.
           -------------

          "Special Event Redemption Price" has the meaning specified in Section
           ------------------------------
3.1.

          "Spinoff" has the meaning specified in Section 7.5(a).
           -------

          "Spinoff Company" has the meaning specified in Section 7.5(a).
           ---------------

          "Spinoff Company Convertible Debenture" has the meaning specified in
           -------------------------------------
Section 7.5(a).

          "Spinoff Company Stock" has the meaning specified in Section 7.5(a).
           ---------------------

          "Spinoff Company Trust" has the meaning specified in Section 7.5(c).
           ---------------------

          "Spinoff Distribution Date" has the meaning specified in Section
           -------------------------
7.5(a).

          "Spinoff Exchange Date" has the meaning specified in Section 7.5(c).
           ---------------------

          "Spinoff Fair Value" shall mean the product of (a) the average of the
           ------------------
Closing Prices for one share of Spinoff Company Stock as reported on a "when issued" basis for the 10 Trading Days immediately prior to the Spinoff Distribution Date or in the absence of "when issued" trading, for the 10 Trading Days immediately following the Spinoff Distribution Date, multiplied by (b) the number of shares of Spinoff Company Stock distributed to a holder of one share of Common Stock in the Spinoff; provided, however, in the absence of an active trading market for the Spinoff Company Stock, the fair value of the shares of Spinoff Company Stock distributed to a holder of one share of Common Stock in the Spinoff shall be determined by the Board of Directors in good faith.

          "Spinoff Ratio" shall mean a fraction, the numerator of which is the
           -------------
Spinoff Fair Value, and the denominator of which is the Average Stock Price.

          "Supplemental Indenture" has the meaning specified in the first
           ----------------------
paragraph hereof.

          "Tax Event" means that the Regular Trustees have received a
           ---------
Dissolution Tax Opinion.

          "Trading Day" shall mean a day on which any securities are traded on
           -----------
the national securities exchange or quotation system used to determine the Closing Price.

          "Trust" has the meaning specified in the first paragraph hereof.
           -----

          "Trust Common Securities" has the meaning specified in the Recitals.
           -----------------------

          "Trust Convertible Preferred Securities" has the meaning specified in
           --------------------------------------
the Recitals.

          "Trustee" has the meaning specified in the Recitals.
           -------

          "Trust Securities" has the meaning specified in the Recitals.
           ----------------

                                  ARTICLE II
          GENERAL TERMS AND CONDITIONS OF THE CONVERTIBLE DEBENTURES

SECTION 2.1      Designation and Principal Amount.
                 --------------------------------

          There is hereby authorized a series of Debentures designated the "6 1/4% Convertible Junior Subordinated Debentures," limited in aggregate principal amount to $____________, which amount shall be as set forth in a Company Order for the authentication and delivery of Convertible Debentures pursuant to
Section 2.03 of the Base Indenture.

SECTION 2.2      Maturity.
                 --------

          The Maturity Date is September 1, 2026.

SECTION 2.3      Form and Payment.
                 ----------------

          Except as provided in Section 2.4, the Convertible Debentures shall be issued in fully registered certificated form without Coupons, in denominations of the Principal Amount of One Convertible Debenture and integral multiples thereof. Principal and interest on the Convertible Debentures issued in certificated form will be payable, the transfer of such Convertible Debentures will be registrable, and such Convertible Debentures will be exchangeable for Convertible Debentures bearing identical terms and provisions, at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of any Convertible Debentures is the Institutional Trustee, the payment of the principal of and interest (including Compounded Interest and Additional Interest, if any) on such Convertible Debentures held by the Institutional

Trustee will be made at such place and to such account as may be designated by the Institutional Trustee.


SECTION 2.4      Global Debenture.
                 ----------------

          (a)    In connection with a Dissolution Event,

               (i) the Convertible Debentures in certificated form may be presented to the Trustee by the Institutional Trustee in exchange for a global Convertible Debenture in an aggregate principal amount equal to the aggregate principal amount of all outstanding Convertible Debentures (a "Global Debenture"), to be registered in the name of the Clearing Agency, or its nominee, and delivered by the Trustee to the Clearing Agency for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees. The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture. Payments on the Convertible Debentures issued as a Global Debenture will be made to the Clearing Agency; and

               (ii) any Convertible Preferred Security Certificate which represents Trust Convertible Preferred Securities other than Trust Convertible Preferred Securities held by the Clearing Agency or its nominee ("Non Book-Entry Convertible Preferred Securities") will be deemed to represent beneficial interests in Convertible Debentures having an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest (including Compounded Interest) equal to accumulated and unpaid distribution on the Non Book-Entry Convertible Preferred Securities until such Convertible Preferred Security Certificates are presented to the Security Registrar for transfer or reissuance at which time such Convertible Preferred Security Certificates will be cancelled and a Convertible Debenture, registered in the name of the Holder of the Convertible Preferred Security Certificate or the transferee of the Holder of such Convertible Preferred Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Convertible Preferred Security Certificate cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with the Base Indenture. On issue of such Convertible Debentures, Convertible Debentures with an equivalent aggregate principal amount that were presented by the Institutional Trustee to the Trustee will be deemed to have been cancelled.

          (b) A Global Debenture may be transferred, in whole but not in part, only to another nominee of the Clearing Agency, or to a successor Clearing Agency selected or approved by the Company or to a nominee of such successor Clearing Agency.

SECTION 2.5      Interest.
                 --------

          (a) Each Convertible Debenture will bear interest at the rate of 6 1/4% per annum (the "Coupon Rate") from ______________, 1996 until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded quarterly, payable (subject to the provisions of Article IV) quarterly in arrears on March 1, June 1, September 1 and December 1 of each year (each, an "Interest Payment Date"), commencing on December 1, 1996, to the Holder of such Convertible Debenture or any Predecessor Convertible Debenture, at the close of business on the record date for such Interest Payment Date, which record date (the "Regular Record Date"), (i) in respect of (A) Convertible Debentures of which the Institutional Trustee is the only Holder and the related Trust Convertible Preferred Securities are in book-entry only form or (B) a Global Debenture, shall be the close of business on the Business Day next preceding that Interest Payment Date; and (ii) in respect of Convertible Debentures other than as set forth in (i), the Company may select a Regular Record Date for such interest installment which shall be any date at least one Business Day before an Interest Payment Date.

          (b) The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, shall be computed on the basis of 30-day months and, for periods of less than a month, the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Convertible Debentures is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

          (c) If, at any time while the Institutional Trustee is the Holder of any Convertible Debentures, the Trust or the Institutional Trustee shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company shall pay as additional interest ("Additional Interest") on the Convertible Debentures held by the Institutional Trustee such additional amounts as shall be required so that the net amounts received and retained by the Trust and the Institutional Trustee after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other government charges been imposed.


                                  ARTICLE III
                   REDEMPTION OF THE CONVERTIBLE DEBENTURES

SECTION 3.1      Special Event Redemption.
                 ------------------------

          If a Special Event has occurred and is continuing and:

          (a)    the Company has received a Redemption Tax Opinion; or

          (b) the Regular Trustees shall have been informed by independent tax counsel experienced in such matters that, for substantive reasons, it cannot deliver a No Recognition Opinion to the Trust, then, notwithstanding Section 3.2 but subject to Section 3.3, the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures to redeem the Convertible Debentures, in whole or in part, for cash within 90 days following the occurrence of such Special Event (the "90-Day Period") at a redemption price equal to 100% of the principal amount to be redeemed (the "Special Event Redemption Price") plus any accrued and unpaid interest (including Compounded and Additional Interest) thereon to but excluding the date of such redemption, provided that, if at the time there is available to the Company the opportunity to eliminate, which elimination shall be complete within the 90-Day Period, such Special Event by taking some ministerial action (such as filing a form or making an election, or pursuing some other similar reasonable measure) that has no adverse effect on the Company, the Trust or the Holders of the Trust Securities, or does not subject any of them to more than de minimis regulatory requirements ("Ministerial Action"), the Company shall pursue such Ministerial Action in lieu of redemption, and, provided, further, that the Company shall have no right to redeem the Convertible Debentures while the Trust is pursuing any Ministerial Action pursuant to its obligations under the Declaration; provided such Ministerial Action can eliminate such Special Event during the 90-Day Period. The Special Event Redemption Price, plus such accrued and unpaid interest, shall be paid prior to 12:00 noon, New York time, on the date fixed by the Company for such redemption or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Redemption Price plus such accrued and unpaid interest thereon by 10:00 a.m., New York time, on the date such Special Event Redemption Price is to be paid.

SECTION 3.2      Optional Redemption by Company.
                 ------------------------------

          Subject to the provisions of Section 3.3 and to the provisions of
Article 3 of the Base Indenture, the Company shall have the right to redeem the Convertible Debentures, in whole or in part at any time on or after September 3, 2000. Any redemption pursuant to this Section 3.2 will be made upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures, at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "Optional Redemption Price") together with accrued and unpaid interest, including Compounded and Additional Interest to, but excluding, the redemption date, if redeemed during the 12-month period beginning on September 1 (other than the first period, which will begin on September 3, 2000) of the following years:

                    Year             Redemption Price
                    ----             ----------------
                    2000................     103.750%
                    2001................     103.125%
                    2002................     102.500%
                    2003................     101.875%
                    2004................     101.250%
                    2005................     100.625%

and 100% if redeemed on or after September 1, 2006.

          The Company may not redeem any Convertible Debentures unless all accrued and unpaid interest has been paid on all oustanding Convertible Debentures for all quarterly interest payment periods terminating on or prior to the last Interest Payment Date before the date of redemption. If Convertible Debentures are redeemed on any March 1, June 1, September 1, or December 1, accrued and unpaid interest shall be payable to Holders on the relevant record date. The Company shall issue a press release announcing any redemption pursuant to this Section 3.2.

          The Optional Redemption Price plus such accrued and unpaid interest thereon shall be paid prior to 12:00 noon, New York time, on the date fixed by the Company for such redemption or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price, plus accrued and unpaid interest thereon, by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

          In addition to the foregoing, the Company shall have the right to redeem the Convertible Debentures, in whole or in part, at any time in exchange for Spinoff Company Convertible Debentures or New Convertible Debentures in accordance with Section 7.5.

SECTION 3.3     Redemption of Less Than All Convertible Debentures.
                --------------------------------------------------

          If the Convertible Debentures are only partially redeemed, the Convertible Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee. The Company may not redeem any Convertible Debentures unless all accrued and unpaid interest has been paid on all of the outstanding Convertible Debentures for all quarterly interest periods terminating on or prior to the last Interest Payment Date before the date of redemption.

SECTION 3.4      No Sinking Fund.
                 ---------------

          The Convertible Debentures are not entitled to the benefit of any sinking fund.


                                  ARTICLE IV
                     EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 4.1      Extension of Interest Payment Period.
                 ------------------------------------

          As long as an Event of Default under Section 6.01(a) of the Base Indenture shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Convertible Debentures, to defer payments of interest by extending the interest payment period of such Convertible Debentures for a period not exceeding 20 consecutive quarters (an "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable on the Convertible Debentures; provided that no Extended Interest Payment Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred during an Extended Interest Payment Period, shall bear interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). Before the termination of any such Extended Interest Payment the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Maturity Date. At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Convertible Debentures, including any Additional Interest and Compounded Interest (together, "Deferred Interest") that shall be payable to the Holders of Convertible Debentures in whose names the Convertible Debentures are registered in the Security Register on the first record date after the termination of the Extended Interest Payment Period. Upon the termination of any Extended Interest Payment Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may pay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

SECTION 4.2      Notice of Extension.
                 -------------------

          (a) If the Institutional Trustee shall be the only Holder of the Convertible Debentures at the time the Company elects an Extended Interest Payment Period, the Company shall give written notice to the Regular Trustees, the Institutional Trustee and the Trustee of its election of such Extended Interest Payment Period one Business Day before the earlier of (i) the date on which Distributions on the Trust Securities are payable for the first quarter of such Extended Interest Payment Period, or (ii) the date the Regular Trustees are required to give notice of the record date or the date such Distributions are payable for the first quarter of such Extended Interest Payment Period to any national stock exchange or other organization on which the Trust Convertible Preferred Securities are listed or quoted or to holders of Trust Convertible Preferred Securities, but in any event at least one Business Day before such record date or such payment date.

          (b) If the Institutional Trustee shall not be the only Holder of the Convertible Debentures at the time the Company elects an Extended Interest Payment Period, the Company shall give the Holders of Convertible Debentures written notice of its election of such Extended Interest Payment Period at least 10 Business Days before the earlier of (i) the Interest Payment Date for the first quarter of such Extended Interest Payment Period, or (ii) the date the Company is required to give notice of the record date or the date of such interest payment for the first quarter of such Extended Interest Payment Period to any national stock exchange or other organization on which the Convertible Debentures are listed or quoted or to Holders of Convertible Debentures.

          (c) The quarter in which any notice is given pursuant to subsections (a) or (b) of this Section 4.2 shall be, and shall be counted as, one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under Section 4.1 .

SECTION 4.3      Limitation of Transactions.
                 --------------------------

          If the Company shall exercise its right to defer payment of interest as provided in Section 4.1, then during such Extended Interest Payment Period
(a) the Company shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of capital stock in connection with any employee benefit plan or program, director plan or program, dividend reinvestment, stock repurchase, or other similar plans available to stockholders of the Company, or any option, warrant, right, or exercisable, exchangeable, or convertible security outstanding as of September __, 1996, (ii) as a result of a reclassification of the Company's capital stock pursuant to the exchange or conversion provisions of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of its capital stock or the capital securities of a subsidiary (including a trust such as the Trust), or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or security being converted or exchanged), and (b) the Company shall not make any payment of interest, principal or premium, if any, on, or repay, repurchase or redeem or make any guarantee payment (other than pursuant to the Guarantee) with respect to, any debt securities issued by the Company that rank pari passu with or junior to the Convertible Debentures.

                                   ARTICLE V
                                   EXPENSES

SECTION 5.1      Payment of Expenses.
                 -------------------

          In connection with the issuance of the Convertible Debentures to the Institutional Trustee in exchange for the Trust Securities and in connection with the issuance of the Trust Securities by the Trust to the Company, the Company, in its capacity as borrower with respect to the Convertible Debentures, shall:

          (a) pay all costs and expenses relating to the offering, sale, issuance and/or exchange of the Convertible Debentures and the Trust Securities, including fees payable pursuant to the Dealer Manager Agreement dated as of _______________, 1996 by and among the Company, Morgan Stanley & Co, Incorporated and Goldman Sachs & Co., and compensation of the Trustee under the Base Indenture in accordance with the provisions of Section 7.06 of the Base Indenture;


          (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization, maintenance and dissolution of the Trust, the fees and expenses of the Institutional Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including, without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

          (c) pay all costs and expenses related to the enforcement by the Institutional Trustee of its rights as a Holder of Convertible Debentures;

          (d) be primarily liable for any indemnification obligations arising with respect to the Declaration; and

          (e) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

SECTION 5.2      Payment Upon Resignation or Removal.
                 -----------------------------------

          Upon termination of this Supplemental Indenture or the Base Indenture or the removal or resignation of the Trustee pursuant to Section 7.10 of the Base Indenture, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation.

                                  ARTICLE VI
                                   COVENANTS

SECTION 6.1      Covenants as to the Trust.
                 -------------------------

          If the Institutional Trustee is the Holder of the Convertible Debentures, the Company shall (a) maintain 100% direct or indirect ownership of the Trust Common Securities; provided, however, that any permitted successor of the Company under the Base Indenture may succeed to the Company's ownership of the Common Securities, (b) use its reasonable efforts to cause the Trust (i) to remain a statutory business trust, except in connection with a distribution of Convertible Debentures to the holders of Trust Securities, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (ii) to continue to be classified as a grantor trust for United States federal income tax purposes, and (c) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Convertible Debentures.

SECTION 6.2      Listing or Quotation of Convertible Debentures.
                 ----------------------------------------------

          If the Convertible Debentures are to be distributed to the holders of Trust Securities upon a Dissolution Event, the Company shall use its reasonable efforts to arrange to list, or seek approval for quotation of, such Convertible Debentures on any stock exchange or other organization on which the Trust Convertible Preferred Securities are then listed or quoted, if any.

                                  ARTICLE VII
                     CONVERSION OF CONVERTIBLE DEBENTURES

SECTION 7.1      Conversion Rights.
                 -----------------

          Subject to and upon compliance with the provisions of this Article VII, the Convertible Debentures are convertible, at the option of the Holder thereof, at any time beginning December ___, 1996 and prior to the close of business (New York time) on September 1, 2026 (or, in the case of Convertible Debentures called for redemption, prior to the close of business (New York time) on the Business Day prior to the corresponding redemption date) into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Convertible Debentures to be converted by the Conversion Price. For example, the initial Conversion Price is $________ and thus each Convertible Debenture is initially convertible into ______________ shares of Common Stock (calculated by dividing the Principal Amount of One Convertible Debenture as of the date of this Supplemental Indenture by the initial Conversion Price). The Conversion Price is subject to adjustment as described in this Article VII. All calculations under this Article VII shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

SECTION 7.2      Conversion Procedures.
                 ---------------------

          (a) In order to convert all or a portion of the Convertible Debentures, the Holder thereof shall (i) sign and deliver to the Conversion Agent an irrevocable notice of election to convert ("Conversion Notice") setting forth the principal amount of Convertible Debentures to be converted (which shall equal the Principal Amount of One Convertible Debenture or integral multiples thereof), together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion, (ii) if such Convertible Debentures are definitive Convertible Debentures, surrender to the Conversion Agent the Convertible Debentures to be converted, with such endorsements or transfer documents as requested by the Conversion Agent, and
(iii) pay any transfer or similar tax, if required. In addition, a holder of Trust Securities may exercise its right under the Declaration to convert such Trust Securities into Common Stock by delivering to the Conversion Agent an irrevocable conversion request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Trust Securities for a portion of the Convertible Debentures held by the Trust (at an exchange rate of $1 of principal amount of Convertible Debentures for each $1 liquidation amount of Trust Securities) and (ii) to immediately convert such Convertible Debentures, on behalf of such holder, into Common Stock pursuant to this Article VII and, if such Trust Securities are in definitive form, surrendering such Convertible Preferred Security Certificates or Common Security Certificates, as the case may be, duly endorsed or assigned to the Trust or in blank. So long as any Trust Convertible Preferred Securities are outstanding, the Trust shall not convert any Convertible Debentures except pursuant to a conversion request delivered to the Conversion Agent by a holder of Trust Securities.

          Accrued but unpaid interest will not be paid in cash on Convertible Debentures that are converted, nor will such accrued interest be converted into additional shares of Common Stock upon conversion of the Convertible Debentures, but such accrued interest shall be deemed to be paid in full and then returned by the Holder to the Company as partial consideration for Common Stock received on conversion, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Convertible Debentures being converted, which shall be deemed to be paid in full.

          If any Convertible Debentures are converted into shares of Common Stock during the period from (but excluding) a record date to (and including) the next succeeding interest payment date, then either (i) if such Convertible Debentures have been called for redemption on a redemption date that occurs during such period, or are to be redeemed in connection with a Special Event which occurs during such period, the Company shall not be required to pay interest on such Interest Payment Date in respect of such Convertible Debentures or (ii) if otherwise converted during such period, such Convertible Debentures shall be accompanied by funds equal to the interest payable on such succeeding Interest Payment Date on the principal amount so converted.

          (b) Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Conversion Notice was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Trust Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Conversion Notice, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

          (c) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Convertible Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at the Maturity Date of the portion of Convertible Debentures so converted and any unpaid interest (including Compounded Interest) accrued on such Convertible Debentures at the time of such conversion.

          (d) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay in cash an amount equal to the same fraction of the Closing Price of such fractional interest on the Conversion Date, or, if such day is not a Trading Day, on the next Trading Day. The Company shall pay such cash amount, if any, to the Conversion Agent and the Conversion Agent in turn will pay such cash amount, if any, to the Holder of the Convertible Debentures or the holder of the Trust Securities so converted, as appropriate.

          (e) In the event of the conversion of any Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 2.08 of the Base Indenture.

          (f)    In effecting the conversion transactions described in this
Section 7.2, the Conversion Agent is acting as agent of the holders of Trust Securities (in the exchange of Trust Securities for Convertible Debentures) and as agent of the Holders of Convertible Debentures (in the conversion of Convertible Debentures into Common Stock), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Convertible Debentures held by the Trust from time to time for Trust Securities in connection with the conversion of such Trust Securities in accordance with this Article VII and (ii) to convert all or a portion of the Convertible Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this
Article VII and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.

SECTION 7.3      Certain Conversion Price Adjustments.
                 ------------------------------------

          The Conversion Price shall be adjusted from time to time as follows:

          (a) In case the Company shall, while any of the Convertible Debentures are outstanding, (i) pay a dividend or make a distribution with respect to Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the Conversion Price for the Convertible Debentures shall be adjusted so that the Holder of any Convertible Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Convertible Debenture been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Convertible Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine in good faith the allocation of the adjusted Conversion Price for the Convertible Debentures between or among shares of such classes or series of capital stock.


          (b) In case the Company shall, while any of the Convertible Debentures are outstanding, issue rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights or warrants (the "Rights Record Date")) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the Rights Record Date, the Conversion Price for the Convertible Debentures shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the Rights Record Date. To the extent that shares of Common Stock are not so delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.
For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

          (c) Subject to the last sentence of this subsection (c), in case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock evidences of its indebtedness, shares of any class or series of capital stock (other than Common Stock), cash or assets or rights or warrants to subscribe for or purchase any of its securities (excluding any rights or warrants referred to in subsection (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subsection
(a) of this Section 7.3), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (c) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date; provided, however, that in the event the numerator shall be less than one, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Convertible Debentures shall have the right to receive upon conversion the amount of such distribution such Holder would have received had such Holder converted each Convertible Debenture immediately prior to the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock. For purposes of this subsection (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this subsection (c) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Price reduction required by subsection (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subsection (c) shall be substituted as (1) "the record date in the case of a dividend or other distribution," and (2) "the record date for the determination of stockholders entitled to receive such rights or warrants" and
(3) "the date fixed for such determination" within the meaning of subsections
(a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in subsection (a).

          (d) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in cash (excluding any quarterly cash dividend on Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any quarter does not exceed the greater of (i) the amount per share of Common Stock of the next preceding quarterly dividend on Common Stock to the extent such preceding quarterly dividend did not require an adjustment of the Conversion Price pursuant to this subsection (d) (as adjusted to reflect subdivisions or combinations of Common Stock), and (ii) 3.75% of the Current Market Price per share, and excluding any dividend or distribution in connection with the liquidation, dissolution or winding-up of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Convertible Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Convertible Debenture immediately prior to the record date for the distribution of the cash. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded as provided above. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

          (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (e) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of the Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time.

          (f) In case a tender or exchange offer made by a Person other than the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by a Person other than the Company or any Subsidiary of the Company of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the applicable Expiration Time that exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the applicable Expiration Time in which as of the closing date of the offer the Board of Directors of the Company is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (f) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the Purchased Shares and (ii) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time; provided, however, that the reduction of the Conversion Price contemplated by this subsection (f) will only be made if the tender offer or exchange offer is made for an amount that increases that Person's ownership of Common Stock to more than

25% of the total shares of Common Stock outstanding and provided, further, that the reduction of the Conversion Price contemplated by this subsection (f) will not be made if as of the close of the offer, the offering documents with respect to such offer disclose a plan or an intention to cause the Company to engage in a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company.

          (g) The Company may make such reductions in the Conversion Price, in addition to those required by subsections (a) through (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company, at its option, may from time to time reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors shall have made a determination in good faith that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Convertible Debentures a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

          (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.


          (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of Convertible Debentures.

SECTION 7.4      Merger, Consolidation, or Sale of Assets.
                 ----------------------------------------

          (a) In the event that the Company shall be a party to (i) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), (iii) any sale or transfer of all or substantially all of the assets of the Company, (iv) any compulsory share exchange, or (v) any other transaction, in any such case pursuant to which shares of Common Stock shall be converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Convertible Debenture then outstanding shall have the right thereafter to convert such Convertible Debenture only into:

                 (A) in the case of any such transaction that does not constitute a Common Stock Fundamental Change and subject to funds being legally available for such purpose under applicable law at the time of such conversion, the kind and amount of the securities, cash and/or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer, or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Debenture immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect, in the case of any such transaction that is a Non-Stock Fundamental Change, to any adjustment in the Conversion Price in accordance with clause (i) of subsection (c) of this Section 7.4; and

                 (B) in the case of any such transaction that constitutes a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount of shares of common stock of such kind equal to the Principal Amount of One Convertible Debenture divided by the Conversion Price as adjusted in accordance with clause (ii) of subsection (c) of this Section 7.4.

          (b)    The company or the Person (i) formed by such consolidation,
(ii) resulting from such merger, (iii) that acquired such assets or the shares of the Common Stock or (iv) that is the issuer of the securities into which the Common Stock was converted into the right to receive, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish the rights set forth in this Section 7.4. Such certificate or articles of incorporation or other constituent document shall provide for adjustments that, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document (or the amendment thereto), shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article VII. The above provisions shall similarly apply to successive transactions of the foregoing type.

          (c) Notwithstanding any other provision of this Section 7.4 to the contrary, if any Fundamental Change occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as follows:

          (i) in the case of a Non-Stock Fundamental Change, the Conversion Price immediately following such Non-Stock Fundamental Change shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 7.3, and (B) the product of (1) the greater of the Applicable Price or the then applicable Reference Market Price and (2) a fraction, the numerator of which shall be the Principal Amount of One Convertible Debenture and the denominator of which shall be
     (x) the amount of the Optional Redemption Price set forth in Section 3.2 for the Convertible Debentures if the redemption date were the date of such Non-Stock Fundamental Change (or, for the period from the date of this Supplemental Indenture through August 31, 1997, the twelve-month periods commencing on September 1, 1997 and September 1, 1998 and the period from September 1, 1999 to September 3, 2000, the product of 1.06250, 1.05625,
     1.05000 and 1.04375, respectively, multiplied by the Principal

     Amount of One Convertible Debenture) plus (y) any then-accrued and unpaid interest on the Principal Amount of One Convertible Debenture to but excluding the date of such Non-Stock Fundamental Change; and

          (ii) in the case of a Common Stock Fundamental Change, the Conversion Price immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 7.3, multiplied by a fraction, the numerator of which is the Purchaser Stock Price and the denominator of which is the Applicable Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for, common stock of the successor, acquiror or other third party (and any cash with respect to fractional interests), the Conversion Price immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change divided by the number of shares of common stock of the successor, acquiror or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

SECTION 7.5      Spinoff.
                 -------

          (a) In the event that the Company shall distribute, by dividend or otherwise (the date of which is hereinafter referred to as the "Spinoff Distribution Date") to all holders of the Common Stock shares of capital stock ("Spinoff Company Stock") of any subsidiary of the Company or any other corporation controlled by the Company and formed for the purpose of facilitating the transaction described in this paragraph (the "Spinoff Company") (such transaction, a "Spinoff"), then at the option of the Company, subject to Section 7.5(b), the Company shall:

          (i) exchange all, but not less than all, of the Convertible Debentures for new convertible debentures of the Spinoff Company ("Spinoff Company Convertible Debentures") having the same Principal Amount of One Convertible Debenture, interest rate, accrued and unpaid interest, if any, redemption provisions, and conversion provisions of the Convertible Debentures and other terms substantially similar to those of the Convertible Debentures except that (A) such Spinoff Company Convertible Debentures shall be convertible into Spinoff Company Stock instead of Common Stock, (B) the conversion price applicable to the Spinoff Company Convertible Debentures immediately following such exchange shall be equal to the product of the Conversion Price in effect immediately prior to such Spinoff multiplied by the Spinoff Ratio, and (C) the reference market price with respect to such Spinoff Company Convertible Debentures shall be equal to the Reference Market Price in effect immediately prior to such Spinoff multiplied by the Spinoff Ratio; or

          (ii) exchange all, but not less than all, of the Convertible Debentures for:

                 (A) Spinoff Company Convertible Debentures having the same interest rate, redemption provisions, and conversion provisions of the Convertible Debentures and other terms substantially similar to those of the Convertible Debentures except that (1) such Spinoff Company Convertible Debentures shall be convertible into Spinoff Company Stock instead of Common Stock, (2) the principal amount of each Spinoff Company Convertible Debenture shall be equal to the product of the Principal Amount of One Convertible Debenture immediately prior to such Spinoff multiplied by the Spinoff Ratio, (3) the conversion price applicable to the Spinoff Company Convertible Debentures immediately following such exchange shall be equal to the product of the Conversion Price in effect immediately prior to such Spinoff multiplied by the Spinoff Ratio, (4) the reference market price with respect to such Spinoff Company Convertible Debentures shall be equal to the product of the Reference Market Price in effect immediately prior to such Spinoff multiplied by the Spinoff Ratio, and (5) the accrued and unpaid interest on such Spinoff Company Convertible Debentures immediately following such exchange shall be equal to the amount of the accrued and unpaid interest, if any, on the Convertible Debentures through such date of exchange multiplied by the Spinoff Ratio; and

                 (B) new convertible debentures of the Company (the "New Convertible Debentures") having the same interest rate, redemption provisions, and conversion provisions of the Convertible Debentures and other terms substantially similar to those of the Convertible Debentures except that (1) the principal amount of each New Convertible Debenture shall be equal to the product of (x) the Principal Amount of One Convertible Debenture immediately prior to such Spinoff multiplied by (y) one minus the Spinoff Ratio, (2) the conversion price applicable to the New Convertible Debentures immediately following such exchange shall be equal to the product of (x) the Conversion Price in effect immediately prior to such Spinoff and (y) one minus the Spinoff Ratio, (3) the reference market price with respect to such New Convertible Debentures shall be equal to the product of (x) the Reference Market Price in effect immediately prior to such Spinoff multiplied by (y) one minus the Spinoff Ratio, and (4) the accrued and unpaid interest on such New Convertible Debentures immediately following such exchange shall be equal to the product of (x) the amount the accrued and unpaid interest, if any, on the Convertible Debentures through such date of exchange multiplied by (y) one minus the Spinoff Ratio; or

          (iii)  with respect to all, but not less than all, of the Convertible
     Debentures:

                 (A) distribute to the Holders thereof Spinoff Company Convertible Debentures having the same interest rate, redemption provisions, and conversion provisions of the Convertible Debentures and other terms substantially similar to those of the Convertible Debentures except that (1) such Spinoff Company Convertible Debentures shall be convertible into Spinoff Company Stock instead of Common Stock, (2) the principal amount of each Spinoff Company Convertible Debenture shall be equal to the product of the Principal Amount of One Convertible Debenture immediately prior to such Spinoff multiplied by the Spinoff Ratio, (3) the conversion price applicable to the Spinoff Company Convertible Debentures immediately following such distribution shall be equal to the product of the Conversion Price in effect immediately prior to such Spinoff multiplied by the Spinoff Ratio, and (4) the reference market price with respect to such Spinoff Company Convertible Debentures shall be equal to the product of the Reference Market Price in effect immediately prior to such Spinoff multiplied by the Spinoff Ratio, and (5) the accrued and unpaid interest on such Spinoff Company Convertible Debentures immediately following such distribution shall be equal to the amount the accrued and unpaid interest, if any, on the Convertible Debentures through such date of exchange multiplied by the Spinoff Ratio; and

                 (B) adjust the terms of the Convertible Debentures such that (1) the Principal Amount of One Convertible Debenture shall be equal to the product of (x) the Principal Amount of One Convertible Debenture immediately prior to such Spinoff multiplied by (y) one minus the Spinoff Ratio, (2) the Conversion Price shall be equal to the product of (x) the Conversion Price in effect immediately prior to such Spinoff multiplied by (y) one minus the Spinoff Ratio, (3) the Reference Market Price shall be equal to (x) the Reference Market Price in effect immediately prior to such Spinoff multiplied by (y) one minus the Spinoff Ratio, and (4) the accrued and unpaid interest thereon shall be equal to (x) the amount the accrued and unpaid interest, if any, through such date of adjustment multiplied by (y) one minus the Spinoff Ratio; or

          (iv) adjust the Conversion Price by multiplying the Conversion Price prior to the Spinoff by a fraction, the numerator of which is the Average Stock Price less the Spinoff Fair Value, and the denominator of which is such Average Stock Price;

          (b) The options of the Company in the event of a Spinoff as set forth in subsection (a) of this Section 7.5, shall be subject to the following provisions:

          (i)    The Company shall have the option described in subsection
     (a)(i) of this Section 7.5 only if the Spinoff Company will, as determined in good faith by the Board of Directors prior to the Spinoff Distribution Date, have consolidated net assets in an amount greater than 40% of the consolidated net assets of the Company as of the day immediately prior to the Spinoff Distribution Date;

          (ii)   the Company shall have the options described in  subsections
     (a)(ii) and (a)(iii) of this Section 7.5 only if the Spinoff Company will, as determined in good faith by the Board of Directors prior to the Spinoff Distribution Date, have consolidated net assets in an amount greater than 20% of the consolidated net assets of the Company as of the day immediately prior to the Spinoff Distribution Date; and

          (iii)  the Company shall have the options described in subsections
     (a)(i), (a)(ii) and (a)(iii) of this Section 7.5 only if (A) the Spinoff Distribution Date is on or prior to September 1, 2023 and (B) the Company and the Regular Trustees shall have received an opinion of independent tax counsel experienced in such matters to the effect that the holders of the Trust Convertible Preferred Securities will not be subject, at the time of such transaction or subsequently thereafter, to more than a de minimis amount of taxes, duties or other governmental charges in connection with the exchange or distribution and adjustment described therein.

          (c)    In the event the Company shall choose (subject to subsection
(b) of this Section 7.5) to effect an exchange described in subsections (a)(i),
(a)(ii) or (a)(iii) of this Section 7.5:

          (i) no less than 20 Business Days prior to the date on which an exchange of the Convertible Debentures or a distribution and adjustment as contemplated by subsection (a)(iii) above has been completed (the "Spinoff Exchange Date"), the Company must provide notice to the Holders of the Convertible Debentures of the Spinoff Exchange Date, reasonable detail concerning relevant adjustments to interest rate, redemption provisions and conversion provisions, and the kind and amount of the securities into which such Convertible Debentures will be exchanged as a result of the Spinoff;

          (ii) the Company shall make provisions, as part of the Spinoff, to establish the right of the holders of the Convertible Debentures to the securities to be issued in such exchange or a distribution and adjustment as contemplated by subsection (a)(iii), including, but not limited to, causing the Spinoff Company to create a trust similar to the Trust (the "Spinoff Company Trust") for the purpose of issuing the Spinoff Company Trust Convertible Preferred Securities;

          (iii) following the Spinoff Exchange Date, except in the case of the distribution and adjustment described in subsection (a)(iii) of this
     Section 7.5, all rights of Holders of Convertible Debentures (including, but not limited to, the right to accrue interest) shall cease, and the Convertible Debentures will no longer be deemed to be outstanding and will only represent the right to receive the securities to be issued to the Holders of Convertible Debentures in exchange therefor pursuant to the Spinoff;

          (iv) following the Spinoff Exchange Date, the Holders of the Convertible Debentures shall be considered the holders of record of any Spinoff Company Convertible Debentures and New Convertible Debentures (or in the case of subsection (a)(iii) of this Section 7.5, the Convertible Debentures) for the purposes of the governing instruments with respect to such securities, including, but not limited to, any indenture, declaration or certificate of designations and the Base Indenture, this Supplemental Indenture, including for the purposes of giving of notice or voting thereunder; and

          (v) each Holder of Convertible Debentures, by such Holder's acceptance thereof, agrees to such exchange and the effects of such exchange as set forth in this Section 7.5(c).

          (d) For the purposes of this Section 7.5, the determination of whether after the Spinoff, the Spinoff Company Convertible Debentures or the New Convertible Debentures have terms substantially similar to those of the Convertible Debentures prior to the Spinoff shall be determined in good faith by the Board of Directors.

          (e)    In the event of a Spinoff, the provisions set forth in this
Section 7.5 shall exclusively govern such transaction, and no other adjustment or change shall be made with respect to the Conversion Price or the securities to be received by a Holder of Convertible Debentures upon conversion due solely to such Spinoff; provided, however, that notice of a conversion price adjustment pursuant to subsection (a)(iv) of this Section 7.5 shall be given in accordance with Section 7.6, and notice of a Spinoff shall be given in accordance with
Section 7.7.  The implementation of any of the provisions set forth in this
Section 7.5 shall not require the approval of Holders of Convertible Debentures.

SECTION 7.6      Notice of Adjustments of Conversion Price.
                 -----------------------------------------

          Whenever the Conversion Price or other conversion provisions of the Convertible Debentures are adjusted as provided in this Article VII (other than pursuant to subsections (a)(i), (a)(ii) or a(iii) of Section 7.5):

          (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and the transfer agent for the Trust Convertible Preferred Securities and the Convertible Debentures; and

          (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Trust Convertible Preferred Securities and Holders of the Convertible Debentures at their last addresses as they appear upon the securities transfer books of the Company and the Trust.

SECTION 7.7      Prior Notice of Certain Events.
                 ------------------------------

          In case:

          (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 7.3(c) or (d) or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 7.3(e);

          (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

          (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property;

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (e)    any Spinoff;

then the Company shall (i) if any Trust Convertible Preferred Securities are outstanding, cause to be filed with the transfer agent for the Trust Convertible Preferred Securities, and shall cause to be mailed to the holders of record of the Trust Convertible Preferred Securities, at their last addresses as they shall appear upon the securities transfer books of the Trust or (ii) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or distribution of Spinoff Company Stock, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants or distribution of Spinoff Company Stock are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 7.8      Certain Plans, Rights or Securities.
                 -----------------------------------

          Notwithstanding the foregoing provisions, no adjustment of the Conversion Price shall be made upon (a) the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, (b) the issuance of any shares of Common Stock, or options or rights to purchase shares of Common Stock pursuant to any present or future employee benefit plan or program, or present or future director plan or program of the Company or (c) the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of __________, 1996. There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article VII.


SECTION 7.9      Preferred Stock Purchase Rights.
                 -------------------------------

          (a) So long as Rights of a kind similar to those declared and distributed by the Board of Directors in January 1990 pursuant to the Rights Agreement, as the same may hereafter be amended or reissued ("Rights"), are attached to the outstanding shares of Common Stock, each share of Common Stock issued upon conversion of the Convertible Debentures prior to the earliest of any Distribution Date, the date of redemption of the Rights or the date of expiration of the Rights shall be issued with Rights in a number equal to the number of Rights then attached to each such outstanding share of Common Stock.


          (b) For the purposes of Section 7.3(b), upon the earlier to occur of (i) the eleventh Business Day (as such term is defined in the Rights Agreement) following a 15% Ownership Date and (ii) a Section 13(a) Event, then an issuance of rights to purchase shares of Common Stock during a period not exceeding 45 days from the date of such dividend or other distribution shall be deemed to have occurred, unless a Rights Redemption Date or a Rights Expiration Date has occurred prior to such eleventh Business Day (as defined in the Rights Agreement) or such Section 13(a) Event, as the case may be, or unless the Company has taken action pursuant to Section 7(e) of the Rights Agreement to substitute other consideration for all or any portion of the Series A Junior Participating Cumulative Preferred Stock ("Series A Stock") otherwise issuable upon exercise of a Right. For purposes of the reduction of the conversion price provided for in Section 7.3(b) upon such deemed issuance of rights, each share of Series A Stock shall be deemed to constitute 100 shares of Common Stock (subject to adjustment as provided in the Rights Plan), and the date fixed for determination of stockholders entitled to receive such rights shall be the close of business on the tenth such Business Day following such 15% Ownership Date or the date of such Section 13(a) Event, as the case may be; provided, however, that the current market price per share of the Common Stock shall be determined based on the 10 consecutive Trading Days prior to and including the Distribution Date.


          (c) For the purposes of Section 7.3(c), if the Company has taken action pursuant to Section 7(e) of the Rights Agreement to substitute other consideration for all or any portion of the Series A Stock otherwise issuable upon exercise of a Right, upon the earlier to occur of (x) the eleventh Business Day (as defined in the Rights Agreement) following a 15% Ownership Date and (y) a Section 13(a) Event, then an issuance of Securities shall be deemed to have occurred, unless a Rights Redemption Date or a Rights Expiration Date has occurred prior to such eleventh Business Day or such Section 13(a) Event, as the case may be. For purposes of the reduction of the conversion price provided for in Section 7.3(c) upon such deemed issuance of Securities, the date fixed for determination of stockholders entitled to receive such rights shall be the close of business on the tenth such Business Day following such 15% Ownership Date or the date of such Section 13(a) Event, as the case may be; provided, however, that the current market price per share of the Common Stock shall be determined based on the 10 consecutive Trading Days prior to and including the Distribution Date.

          (d) For purposes of Section 7.3(b) and Section 7.3(c), the redemption by the Company of Rights shall be deemed to be an expiration of such rights.

          (e) If any Convertible Debenture has been converted on or after the Distribution Date and on or before the tenth Business Day (as defined in the Rights Agreement) following such 15% Ownership Date or the date of such Section 13(a) Event, as the case may be, then as soon as practicable following the date on which the adjustment required by subsection (b) and (c) of this Section 7.3 is made, the Company shall issue to the holder of the Convertible Debenture so converted a number of additional shares of Common Stock (and cash in lieu of any fractional share) that would have been issuable upon such conversion had such adjustment been made immediately prior to such conversion.

SECTION 7.10     Special Provisions Regarding Adjustment of Conversion Price or
                 --------------------------------------------------------------
Other Provisions.
- ----------------

          In the event that the provisions of this Article VII specifying the methods by which the Conversion Price or other provisions are adjusted would require an adjustment that is determined in good faith by the Board of Directors to be inconsistent with the purposes of the provisions hereof providing for Conversion Price or other adjustments (generally, to place the holders of the Convertible Debenture and the Trust Securities in a position equivalent to the position they were in prior to the event requiring an adjustment to the Conversion Price or other adjustments), the Board of Directors may make an adjustment (in lieu of that required pursuant to such provisions) that it determines in good faith to place the Holders of the Convertible Debentures in a position at least equivalent to the position they were in prior to such event, which determination shall be described in a Board Resolution.

SECTION 7.11     Certain Additional Rights.
                 -------------------------

          In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 7.3(c) or 7.3(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 7.3(d)) the Holder of Convertible Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which Convertible Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Convertible Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Convertible Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal securities exchange or other market on which the Common Stock is then traded and (b) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

SECTION 7.12     Trustee Not Responsible for Determining Conversion Price or
                 -----------------------------------------------------------
                 Adjustments.
                 -----------

          Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Convertible Debenture to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or whether this supplemental indenture need be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Convertible Debenture for the purpose of conversion.

                                 ARTICLE VIII
                               EVENTS OF DEFAULT

SECTION 8.1      Events of Default.
                 -----------------

          (a) In addition to those events set forth in Section 6.01 of the Base Indenture, "Event of Default" with respect to the Convertible Debentures, shall include the following events:

          (i) in the event the Institutional Trustee is the Holder of the Convertible Debentures, the Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Convertible Debentures to holders of Trust Securities in liquidation of their interest in the Trust,
     (ii) the redemption of all of the outstanding Trust Securities, or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration; and

          (ii) the failure by the Company to deliver the Common Stock upon a valid conversion election by a Holder of Convertible Debentures to convert such Convertible Debentures into shares of Common Stock (whether or not such conversion is prohibited by the subordination provisions set forth in the Base Indenture).

          (b) Notwithstanding any other provision to the contrary, a valid extension of the interest payment period of the Convertible Debentures pursuant to Section 4.1 shall not constitute a default in the payment of an installment of interest under Section 6.01(a) of the Base Indenture.


                                  ARTICLE IX
                         FORM OF CONVERTIBLE DEBENTURE

SECTION 9.1      Form of Convertible Debenture.
                 -----------------------------

          The Convertible Debentures and the Trustee's Certificate of Authentication to be endorsed thereon shall be substantially in the form set forth as Annex I to this Supplemental Indenture.


                                   ARTICLE X
                   ORIGINAL ISSUE OF CONVERTIBLE DEBENTURES

SECTION 10.1     Original Issue of Convertible Debentures.
                 ----------------------------------------

          Convertible Debentures in the aggregate principal amount of up to $__________ may, upon or following execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Convertible Debentures to or upon the written order of the Company, signed by its Chairman, its Vice Chairman, its President, or any Vice President and its Treasurer or an Assistant Treasurer, without any further action by the Company.


                                  ARTICLE XI
                                 MISCELLANEOUS

SECTION 11.1     Ratification of Base Indenture; Supplemental Indenture
                 ------------------------------------------------------
                 Controls.
                 ---------

          The Base Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

SECTION 11.2     Trustee Not Responsible for Recitals.
                 ------------------------------------

          The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

SECTION 11.3     Governing Law.
                 -------------

          This Supplemental Indenture and each Convertible Debenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

SECTION 11.4     Separability.
                 ------------

          In case any one or more of the provisions contained in this Supplemental Indenture or in the Convertible Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Convertible Debentures, but this Supplemental Indenture and the Convertible Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 11.5     Counterparts.
                 ------------

          This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed on the date or dates indicated in the acknowledgements and as of the day and year first above written.

                                        UNOCAL CORPORATION


                                        By________________________
                                        Name:
                                        Title:



                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By________________________
                                        Name:
                                        Title:

                                    ANNEX I

                         FORM OF CONVERTIBLE DEBENTURE


                    [FORM OF FACE OF CONVERTIBLE DEBENTURE]

          [IF THE CONVERTIBLE DEBENTURE IS TO BE A GLOBAL DEBENTURE, INSERT THE
FOLLOWING: This Convertible Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Convertible Debenture is exchangeable for Convertible Debentures registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and] no transfer of this Convertible Debenture (other than a transfer of this Convertible Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.]

          [IF THE CLEARING AGENCY IS THE DEPOSITORY TRUST COMPANY, INSERT THE
FOLLOWING: Unless this Convertible Debenture is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any Convertible Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]



No. ______________________                             CUSIP No. _______________



                              UNOCAL CORPORATION

               6 1/4% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE

          Unocal Corporation, a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________________________________, or registered assigns, the principal sum of  _____________ Dollars ($__________) on September 1, 2026, and to pay
interest on said principal sum from September __, 1996, or from the most recent date on which interest has been paid to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 1, June 1, September 1, and December 1 of each year (each, an "Interest Payment Date") commencing December 1, 1996, at the rate of 6 1/4% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and overdue installment of interest at the same rate per annum compounded quarterly (without duplication and to the extent that payment of such interest is enforceable under applicable law). The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed will be computed on the basis of 30-day months and, for periods of less than a month, the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered on the Regular Record Date for such interest installment. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Debenture. Notwithstanding the foregoing, so long as the Holder of this Convertible Debenture is the Institutional Trustee, the payment of the principal of (and premium, if any) and interest on this Convertible Debenture will be made at such place and to such account as may be designated by the Institutional Trustee.

          The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

          This Convertible Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

          The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.


          IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


                                        UNOCAL CORPORATION

                                        By: ________________________
                                        Name:
                                        Title


Attest:

By: ________________________
Name:
Title:



                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Convertible Debentures of the series of Convertible Debentures described in the within-mentioned Indenture.

Dated: ___________________

THE BANK OF NEW YORK,
as Trustee                         or as Authentication Agent

By __________________________      By _____________________________
   Authorized Signatory               Authorized Signatory

                        [FORM OF REVERSE OF DEBENTURE]

          This Convertible Debenture is one of a duly authorized series of Securities of the Company specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture (the "Base Indenture") dated as of __________, 1996, duly executed and delivered between the Company and The Bank of New York, as Trustee (the "Trustee"), as supplemented by the Supplemental Indenture dated as of _______________, 1996, between the Company and the Trustee (such Supplemental Indenture, as it supplements the Base Indenture, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of Convertible Debentures. By the terms of the Indenture, the Securities are issuable thereunder in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount as specified in said Supplemental Indenture and is herein sometimes referred to as the "Convertible Debentures."

          Because of the occurrence and continuation of a Special Event, in certain circumstances, this Convertible Debenture may become due and payable, in whole or in part, at 100% of the principal amount (the "Special Event Redemption Price") together with any interest accrued thereon, including Compounded Interest and Additional Interest to, but excluding the redemption date. The Special Event Redemption Price plus such accrued and unpaid interest, shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines. In addition, the Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 30 nor more than 60 days notice, without premium or penalty, in whole or in part at any time on or after September 3, 2000 at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "Optional Redemption Price") together with accrued and unpaid interest, including Additional Interest and Compounded Interest to, but excluding, the redemption date, if redeemed during the 12 month period beginning on September 1 (other than the first period, which will begin on September 3, 2000) of the following years:

               Year                      Redemption Price
               ----                      ----------------
               2000                             103.750%
               2001                             103.125%
               2002                             102.500%
               2003                             101.875%
               2004                             101.250%
               2005                             100.625%

and 100% if redeemed on or after September 1, 2006. In the event of a Spinoff, the Company also has the right to redeem the Convertible Debentures, in whole or in part, in exchange for Spinoff Company Convertible Debentures and/or New Convertible Debentures, and each Holder, by its acceptance of the Convertible Debenture, agrees to such exchange and the effects of such exchange as set forth in the Indenture.

          The Company may not redeem any Convertible Debentures unless all accrued and unpaid interest has been paid on all outstanding Convertible Debentures for all quarterly interest payment periods terminating on or prior to the last Interest Payment Date before the date of redemption. If Convertible Debentures are redeemed on any March 1, June 1, September 1, or December 1, accrued and unpaid interest shall be payable to Holders on the relevant record date. The Company shall issue a press release announcing any Optional Redemption.

          If the Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Convertible Debentures will be redeemed pro rata .

          In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of such series; provided, however, that no such supplemental indenture shall (a) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or make any change that adversely affects the right to convert any Securities of any series or make any change in the subordination provisions that adversely affects the rights of any Holders of any Securities of any series, without the consent of the Holder of each Debenture so affected, or (b) reduce the aforesaid percentage of Securities of such series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Security of any series then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Securities of such series or a failure to convert any Securities of such series in accordance with its terms upon an election by the Holders thereof. Any such consent or waiver by the registered Holder of this Convertible Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and of any Convertible Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Convertible Debenture.

          No reference herein to the Indenture and no provision of this Convertible Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money herein prescribed.

          As long as an Event of Default under Section 6.01(a) of the Base Indenture shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Convertible Debentures, to defer payments of interest by extending the interest payment period of the Convertible Debentures for a period not exceeding 20 consecutive quarters (an "Extended Interest Payment Period") during which Extended Interest Payment Period no interest shall be due and payable on the Convertible Debentures; provided, that no Extended Interest Payment Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred during an Extended Interest Payment Period, shall bear interest thereon at the rate specified for these Convertible Debentures, compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided, that such Extended Interest Payment Period together with all such previous and further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Maturity Date. At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Convertible Debentures, including any Additional Interest and Compounded Interest, that shall be payable to the Holders of Convertible Debentures on the first record date after the termination of the Extended Interest Payment Period. Upon the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest (including Compounded Interest to the extend permitted by applicable law), the Company may commence a new Extended Interest Payment Period. The Company may pay at any time all or any portion of the interest accrued during an Extended Interest Payment Period, subject to the requirements set forth in the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

          Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

          Subject to and upon compliance with Article VII of the Supplemental Indenture, the Holder of this Convertible Debenture has the right, exercisable at any time beginning December __, 1996 and prior to the close of business (New York time) on September 1, 2026 (or, in the event this Convertible Debenture is called for redemption, prior to the close of business (New York time) on the Business Day prior to the corresponding redemption date), to convert the principal amount hereof (or any portion thereof that is an integral multiple of the Principal Amount of One Convertible Debenture) into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Convertible Debentures to be converted by the Conversion Price in effect on the Conversion Date. For example, the initial Conversion Price is $__.__ and thus each Convertible Debenture is initially convertible into 1.__ shares of Common Stock (calculated by dividing the Principal Amount of One Convertible Debenture as of the date of the Supplemental Indenture by the initial Common Price). The Conversion Price is subject to adjustment as described in the Indenture. All conversion price and conversion provision calculations shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

          To convert all or a portion of this Convertible Debenture, a Holder must (a) complete and sign an irrevocable notice of election to convert substantially in the form attached hereto and deliver such Conversion Notice to the Conversion Agent, (b) surrender the Convertible Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Accrued but unpaid interest will not be paid in cash on Convertible Debentures that are converted, nor will such accrued interest be converted into additional shares of Common Stock upon conversion of the Convertible Debentures, but such accrued interest shall be deemed to be paid in full and then returned by the Holder to the Company as partial consideration for Common Stock received on conversion, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Convertible Debentures being converted, which shall be deemed to be paid in full. If any Convertible Debentures are converted during the period from (but excluding) a record date to (and including) the next succeeding interest payment date, then either (i) if such Convertible Debentures have been called for redemption on a redemption date that occurs during such period, or are to be redeemed in connection with a Special Event which occurs during such period, the Company shall not be required to pay interest on such Interest Payment Date in respect of such Convertible Debentures or (ii) if otherwise converted during such period, such Convertible Debentures shall be accompanied by funds equal to the interest payable on such succeeding Interest Payment Date on the principal amount so converted.

          No fractional shares will be issued upon conversion but a cash payment shall be made by the Company in lieu of such fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the principal amount thereof converted into shares of Common Stock.

          The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Convertible Debentures are convertible (together with cash in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at the Maturity Date of the portion of Convertible Debentures so converted and any unpaid interest (including Compounded Interest) accrued on such Convertible Debentures at the time of such conversion.

          The Convertible Debentures of this series are issuable only in registered form without Coupons in denominations of the Principal Amount of One Convertible Debenture and any integral multiple thereof. [IF THE CONVERTIBLE DEBENTURE IS TO BE A GLOBAL DEBENTURE, SUBSTITUTE THE FOLLOWING FOR THE PREVIOUS
SENTENCE: This Global Debenture is exchangeable for Convertible Debentures in definitive form only under certain limited circumstances set forth in the Indenture. Convertible Debentures of this series so issued are issuable only in registered form without Coupons in denominations of the Principal Amount of One Convertible Debenture and any integral multiple thereof.] As provided in the Indenture and subject to certain limitations therein set forth, Convertible Debentures of this series are exchangeable for a like aggregate principal amount of Convertible Debentures of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          All terms used in this Convertible Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE CONVERTIBLE DEBENTURES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                         [FORM OF ELECTION TO CONVERT]
                              ELECTION TO CONVERT

To:  Unocal Corporation

          The undersigned Holder of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into Common Stock of UNOCAL CORPORATION in accordance with the terms of the Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date: _______________, ____


      in whole ___            in part __

                              Portion of principal amount of the Convertible Debenture to be converted (the Principal Amount of One Convertible Debenture or integral multiples thereof):

                              $______________________


                         ____________________________________
                         Signature (for conversion only)


                              Please Print or Typewrite Name and Address,
                              Including Zip Code, and Social Security or Other Identifying Number


                         ____________________________________
                         ____________________________________
                         ____________________________________

                         Signature Guarantee:/1/ __________



_________________________

     /1/ Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Debenture to:
_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert assignee's social security or tax identification number)

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints ________________________________________
_________________________________________________________________
_________________________________________________________________
agent to transfer this Convertible Debenture on the books of the Trust. The agent may substitute another to act for him or her.

Date: ______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Convertible Debenture)

Signature Guarantee:/*/ _____________________________






_______________________

     /*/ Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.